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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2008

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                      1-33476           56-2480744
       -------------                      -------           ----------
(State or other jurisdiction of         (Commission        (IRS Employer
incorporation or organization)          File Number)     Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17   CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04    TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
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             PLANS.
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         On May 23, 2008, Beneficial Mutual Bancorp, Inc. (the "Company") sent a notice to its directors and executive officers informing them that a blackout period with respect to the Beneficial Mutual Savings Bank 401(k) Plan will be in effect beginning on June 24, 2008. The blackout period is expected to end on July 1, 2008. The Company provided notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Securities and Exchange Commission Regulation BTR. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
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     (d)     Exhibits

             Number      Description
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             99.1        Notice Sent to Directors and Executive Officers of
                         Beneficial Mutual Bancorp, Inc., Dated May 23, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BENEFICIAL MUTUAL BANCORP, INC.


Date:  May 23, 2008                     By: /s/ Joseph F. Conners
                                            ------------------------------------
                                            Joseph F. Conners
                                            Executive Vice President and Chief
                                               Financial Officer